UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07154

Cohen & Steers Total Return Realty Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Francis C. Poli Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2017

Item 1. Reports to Stockholders.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2017. The net asset value (NAV) at that date was $13.50 per common share. The Fund's common stock is traded on the New York Stock Exchange (NYSE) and its share price can differ from its NAV; at period end, the Fund's market price was $12.58.

The total returns for the Fund and its comparative benchmarks were:

Six Months Ended June 30, 2017
Cohen & Steers Total Return Realty Fund at NAV[a]	5.02%
Cohen & Steers Total Return Realty Fund at Market Value[a]	7.98%
FTSE NAREIT Equity REIT Index[b]	2.70%
Blended Benchmark—80% FTSE NAREIT Equity REIT Index/ 20% BofA Merrill Lynch REIT Preferred Securities Index[b]	4.28%
S&P 500 Index[b]	9.34%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Managed Distribution Policy

Cohen & Steers Total Return Realty Fund, Inc. (the Fund), acting in accordance with an exemptive order received from the Securities and Exchange Commission (SEC) and with approval of its Board of Directors (the Board), adopted a managed distribution policy under which the Fund intends to include long-term capital gains, where applicable, as part of the regular monthly cash distributions to its shareholders (the Plan). The Plan gives the Fund greater flexibility to realize long-term capital gains and to distribute those gains on a regular monthly basis. In accordance with the Plan, the Fund currently distributes $0.08 per share on a monthly basis.

a  As a closed-end investment company, the price of the Fund's exchange-traded shares will be set by market forces and can deviate from the NAV per share of the Fund.

b  The FTSE NAREIT Equity REIT Index contains all tax-qualified REITs except timber and infrastructure REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria. The BofA Merrill Lynch REIT Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market by real estate investment trusts. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

The Fund may pay distributions in excess of the Fund's investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund's assets. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Shareholders should not draw any conclusions about the Fund's investment performance from the amount of these distributions or from the terms of the Fund's Plan. The Fund's total return based on NAV is presented in the table above as well as in the Financial Highlights table.

The Plan provides that the Board may amend or terminate the Plan at any time without prior notice to Fund shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination. The termination of the Plan could have the effect of creating a trading discount (if the Fund's stock is trading at or above NAV) or widening an existing trading discount.

Market Review

The U.S. stock market advanced strongly during the first half of 2017, aided by improving economic data, expectations of business-friendly government initiatives and generally positive year-ahead corporate guidance. Stocks, including real estate securities, also drew support from a benign interest-rate backdrop. While the Federal Reserve raised short-term interest rates by a total of 0.50% during the period, in response to an improving economy, U.S. bond yields declined as inflation expectations dropped along with retreating oil prices. The yield on the 10-year Treasury fell from 2.5% at the start of the period to 2.3% at the end of the period.

Real estate investment trusts (REITs) had a positive overall return in this environment, although they trailed broad equity indexes, with strong gains in sectors such as data centers and industrial largely countered by declines in retail landlords. The disparity in returns partly reflected the differing effects of the rise of e-commerce on various property types. For example, the growth of online retail has led to increasing demand for the logistics services provided by industrial REITs, especially those that own warehouses located near densely populated areas. At the same time, online retail has been a growing source of competition for brick and mortar retailers, a factor behind a recent rise in store closings.

REIT preferred securities outpaced real estate common shares in the period, rising 10.7% as measured by the BofA Merrill Lynch REIT Preferred Securities Index. The group benefited from the decline in bond yields as well as a favorable technical dynamic, with little new issuance and ongoing redemptions keeping supply in check. In a low net supply backdrop, investment demand for above-average income held firm, sustaining an imbalance that lifted prices. In general, high-quality, longer-duration securities were the best performers.

Fund Performance

The Fund had a positive total return during the period and outperformed its blended benchmark on both a NAV and market price basis. Relative performance benefited from our underweights in regional mall and shopping center REITs, which were among the poorest performing sectors with significant declines. Retail landlords in general struggled amid ongoing news of store closings and concerns

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

regarding the expansion of e-commerce, trends that could weigh on a number of these companies' operating fundamentals for an extended period.

An overweight and favorable stock selection in data center REITs was additionally beneficial, with a significant contribution from our overweight in DuPont Fabros Technology (DuPont). The stock rallied after Digital Realty announced that it would acquire the company at a premium to DuPont's stock price at the time of the news.

Factors that detracted from relative performance included the Fund's underweight in health care property landlords. The sector was aided by a decline in interest rates, which increased the appeal of its above-average dividend yield. The underweight allocation was based on our view that health care REITs have relatively modest growth prospects. Stock selection in the diversified sector hindered performance as well.

The Fund's allocation to REIT preferreds detracted from relative returns compared with the blended benchmark. This was largely attributable to our non-ownership of certain high-quality, lower-coupon issues from Public Storage that had strong returns as long-term bond yields declined.

Sincerely,

THOMAS N. BOHJALIAN	WILLIAM F. SCAPELL
Portfolio Manager	Portfolio Manager

  JASON YABLON

  Portfolio Manager

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds invests in major real asset categories including real estate securities, listed infrastructure, commodities and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

June 30, 2017

Top Ten Holdingsa
(Unaudited)

Security	Value	% of Net Assets
Simon Property Group	$17,217,087	4.9
UDR	15,453,125	4.4
Equinix	15,050,212	4.3
Prologis	14,819,325	4.2
Equity Residential	12,316,266	3.5
Essex Property Trust	10,524,916	3.0
Kilroy Realty Corp.	9,467,773	2.7
American Campus Communities	9,009,184	2.6
Healthcare Trust of America, Class A	8,839,067	2.5
Host Hotels & Resorts	8,775,574	2.5

a  Top ten holdings are determined on the basis of the value of individual securities held. The Fund may also hold positions in other types of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdown

(Based on Net Assets)
(Unaudited)

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2017 (Unaudited)

		Number of Shares	Value
COMMON STOCK	80.5%
COMMUNICATIONS—TOWERS	0.9%
Crown Castle International Corp.		31,256	$3,131,226
REAL ESTATE	79.6%
DIVERSIFIED	2.0%
American Assets Trust		108,060	4,256,484
Washington REIT		92,678	2,956,428
			7,212,912
HEALTH CARE	7.4%
HCP		237,265	7,582,989
Healthcare Trust of America, Class A		284,123	8,839,067
National Health Investors		35,987	2,850,170
Physicians Realty Trust		331,237	6,671,113
			25,943,339
HOTEL	4.4%
Host Hotels & Resorts		480,327	8,775,574
Pebblebrook Hotel Trust		63,859	2,058,814
Sunstone Hotel Investors		299,729	4,831,632
			15,666,020
INDUSTRIALS	4.2%
Prologis		252,717	14,819,325
NET LEASE	4.4%
Agree Realty Corp.		76,356	3,502,450
Four Corners Property Trust		154,071	3,868,723
Gaming and Leisure Properties		113,375	4,270,836
Gramercy Property Trust		132,158	3,926,414
			15,568,423

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2017 (Unaudited)

		Number of Shares	Value
OFFICE	13.2%
Alexandria Real Estate Equities		50,189	$6,046,269
Boston Properties		42,191	5,190,337
Douglas Emmett		153,826	5,877,691
Empire State Realty Trust, Class A		140,822	2,924,873
Highwoods Properties		86,742	4,398,687
Kilroy Realty Corp.		125,985	9,467,773
SL Green Realty Corp.		60,640	6,415,712
Vornado Realty Trust		64,901	6,094,204
			46,415,546
RESIDENTIAL	20.3%
APARTMENT	13.1%
Apartment Investment & Management Co.		70,063	3,010,607
AvalonBay Communities		10,178	1,955,906
Equity Residential		187,092	12,316,266
Essex Property Trust		40,910	10,524,916
Mid-America Apartment Communities		28,291	2,981,306
UDR		396,539	15,453,125
			46,242,126
MANUFACTURED HOME	2.5%
Equity Lifestyle Properties		57,861	4,995,719
Sun Communities		45,334	3,975,338
			8,971,057
SINGLE FAMILY	2.1%
Colony Starwood Homes		215,905	7,407,700
STUDENT HOUSING	2.6%
American Campus Communities		190,469	9,009,184
TOTAL RESIDENTIAL			71,630,067
SELF STORAGE	3.1%
Extra Space Storage		72,604	5,663,112
Public Storage		25,675	5,354,008
			11,017,120

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2017 (Unaudited)

		Number of Shares	Value
SHOPPING CENTERS	9.2%
COMMUNITY CENTER	2.8%
Brixmor Property Group		178,564	$3,192,724
Kimco Realty Corp.		64,380	1,181,373
Regency Centers Corp.		86,645	5,427,443
			9,801,540
REGIONAL MALL	6.4%
GGP		232,549	5,478,855
Simon Property Group		106,436	17,217,087
			22,695,942
TOTAL SHOPPING CENTERS			32,497,482
SPECIALTY	11.4%
CoreCivic		127,908	3,527,703
CyrusOne		141,157	7,869,503
DuPont Fabros Technology		73,339	4,485,413
Equinix		35,069	15,050,212
Lamar Advertising Co., Class A		45,470	3,345,228
QTS Realty Trust, Class A		113,535	5,941,286
			40,219,345
TOTAL REAL ESTATE			280,989,579
TOTAL COMMON STOCK (Identified cost—$197,219,152)			284,120,805
PREFERRED SECURITIES—$25 PAR VALUE	15.1%
BANKS	0.6%
GMAC Capital Trust I, 6.967%, due 2/15/40, Series 2 (TruPS) (FRN) (3 Mo. US LIBOR + 5.785%)[a]		35,000	917,000
Regions Financial Corp., 6.375%, Series Bb		40,000	1,164,800
			2,081,800
FINANCIAL—INVESTMENT BANKER/BROKER	0.3%
Morgan Stanley, 6.375%, Series Ib		40,000	1,141,600
INDUSTRIALS—CHEMICALS	0.2%
CHS, 6.75%[b]		30,000	848,400
PIPELINES—OTHER	0.2%
CorEnergy Infrastructure Trust, 7.375%, Series Ab		26,925	673,933

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2017 (Unaudited)

		Number of Shares	Value
REAL ESTATE	13.8%
DIVERSIFIED	3.5%
Colony NorthStar, 8.50%, Series Db		48,850	$1,287,197
Colony NorthStar, 8.75%, Series Eb		59,180	1,597,860
Colony NorthStar, 7.15%, Series Ib		21,000	536,340
DuPont Fabros Technology, 6.625%, Series Cb		20,000	543,580
EPR Properties, 6.625%, Series Fb		65,000	1,652,950
Lexington Realty Trust, 6.50%, Series C ($50 Par Value)[b]		11,300	570,650
National Retail Properties, 5.70%, Series Eb		24,000	611,040
Urstadt Biddle Properties, 7.125%, Series Fb		20,000	514,600
VEREIT, 6.70%, Series Fb		152,647	4,058,884
Wells Fargo Real Estate Investment Corp., 6.375%, Series Ab		35,135	953,915
			12,327,016
FINANCE	0.2%
Ventas Realty LP/Ventas Capital Corp., 5.45%, due 3/15/43		24,978	635,440
HOTEL	1.7%
Ashford Hospitality Trust, 7.375%, Series Fb		43,000	1,075,000
Ashford Hospitality Trust, 7.375%, Series Gb		25,000	623,750
Hersha Hospitality Trust, 6.50%, Series Db		23,937	603,213
Hersha Hospitality Trust, 6.50%, Series Eb		13,495	338,994
LaSalle Hotel Properties, 6.30%, Series Jb		24,810	628,437
Summit Hotel Properties, 7.875%, Series Bb		17,000	439,263
Summit Hotel Properties, 6.45%, Series Db		26,000	669,760
Sunstone Hotel Investors, 6.95%, Series Eb		35,000	905,800
Sunstone Hotel Investors, 6.45%, Series Fb		26,825	691,951
			5,976,168

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2017 (Unaudited)

		Number of Shares	Value
INDUSTRIALS	1.5%
Monmouth Real Estate Investment Corp., 6.125%, Series Cb		35,000	$901,250
PS Business Parks, 5.75%, Series Ub		40,605	1,022,028
PS Business Parks, 5.70%, Series Vb		35,000	900,550
PS Business Parks, 5.20%, Series Wb		29,672	741,503
Rexford Industrial Realty, 5.875%, Series Ab		41,973	1,057,300
STAG Industrial, 6.875%, Series Cb		28,000	747,880
			5,370,511
OFFICE	1.2%
Equity Commonwealth, 6.50%, Series Db		37,000	960,705
SL Green Realty Corp., 6.50%, Series Ib		64,492	1,627,133
Vornado Realty Trust, 6.625%, Series Gb		27,000	697,140
Vornado Realty Trust, 6.625%, Series Ib		30,796	797,617
Vornado Realty Trust, 5.70%, Series Kb		6,978	178,497
			4,261,092
RESIDENTIAL	1.6%
APARTMENT	0.5%
Apartment Investment & Management Co., 6.875%[b]		23,456	637,300
Blue Rock Residential Growth REIT, 8.25%, Series Ab		34,725	922,122
			1,559,422
MANUFACTURED HOME	0.4%
Equity Lifestyle Properties, 6.75%, Series Cb		38,971	991,812
UMH Properties, 8.00%, Series Bb		20,000	550,000
			1,541,812
SINGLE FAMILY	0.7%
American Homes 4 Rent, 5.50%, Series Cb		30,000	840,000
American Homes 4 Rent, 6.50%, Series Db		36,825	953,399
American Homes 4 Rent, 6.35%, Series Eb		28,000	723,520
			2,516,919
TOTAL RESIDENTIAL			5,618,153

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2017 (Unaudited)

		Number of Shares	Value
SHOPPING CENTERS	3.6%
COMMUNITY CENTER	2.0%
Cedar Realty Trust, 7.25%, Series Bb		39,825	$1,010,759
DDR Corp., 6.375%, Series Ab		34,952	914,344
DDR Corp., 6.50%, Series Jb		80,000	2,005,600
DDR Corp., 6.25%, Series Kb		102,362	2,567,239
Washington Prime Group, 7.50%, Series Hb		19,000	476,330
			6,974,272
REGIONAL MALL	1.6%
GGP, 6.375%, Series Ab		65,740	1,673,740
Pennsylvania REIT, 8.25%, Series Ab		25,000	634,500
Pennsylvania REIT, 7.20%, Series Cb		30,050	803,838
Taubman Centers, 6.50%, Series Jb		33,470	841,101
Taubman Centers, 6.25%, Series Kb		71,351	1,808,034
			5,761,213
TOTAL SHOPPING CENTERS			12,735,485
SPECIALTY	0.5%
Digital Realty Trust, 7.375%, Series Hb		15,246	418,198
Digital Realty Trust, 6.35%, Series Ib		50,000	1,357,500
			1,775,698
TOTAL REAL ESTATE			48,699,563
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$50,454,704)			53,445,296
		Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES	3.1%
BANKS	0.9%
Bank of America Corp., 6.30%, Series DDb		$1,340,000	1,505,825
Bank of America Corp., 6.50%, Series Zb		1,000,000	1,113,180
Farm Credit Bank of Texas, 10.00%, 144A, Series Ib,c		500 †	614,844
			3,233,849

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2017 (Unaudited)

		Principal Amount	Value
BANKS—FOREIGN	1.2%
Barclays PLC, 8.25% (United Kingdom)[b]		$1,000,000	$1,062,500
BNP Paribas SA, 7.625%, 144A (France)[b,c]		400,000	441,000
Credit Suisse Group AG, 7.50%, 144A (Switzerland)[b,c]		700,000	786,635
Royal Bank of Scotland Group PLC, 8.625% (United Kingdom)[b]		900,000	983,250
UBS Group AG, 6.875% (Switzerland)[b]		600,000	640,504
UBS Group AG, 7.125% (Switzerland)[b]		400,000	424,500
			4,338,389
INSURANCE—PROPERTY CASUALTY—FOREIGN	0.2%
QBE Insurance Group Ltd., 6.75%, due 12/2/44 (Australia)		606,000	676,750
REAL ESTATE	0.4%
FINANCE	0.2%
AT Securities BV, 5.25% (Netherlands)[b]		500,000	494,453
CTR Partnership LP/CareTrust Capital Corp., 5.25%, due 6/1/25		300,000	309,750
			804,203
SPECIALTY	0.2%
Equinix, 5.375%, due 5/15/27		500,000	534,375
TOTAL REAL ESTATE			1,338,578
TELECOMMUNICATION	0.4%
Qualitytech LP/QTS Finance Corp., 5.875%, due 8/1/22		1,250,000	1,306,250
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$10,128,386)			10,893,816

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2017 (Unaudited)

		Number of Shares	Value
SHORT-TERM INVESTMENTS	0.7%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 0.83%[d]		2,300,000	$2,300,000
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$2,300,000)			2,300,000
TOTAL INVESTMENTS (Identified cost—$260,102,242)	99.4%		350,759,917
OTHER ASSETS IN EXCESS OF LIABILITIES	0.6		2,125,611
NET ASSETS (Equivalent to $13.50 per share based on 26,135,469 shares of common stock outstanding)	100.0%		$352,885,528

Glossary of Portfolio Abbreviations

FRN  Floating Rate Note

LIBOR  London Interbank Offered Rate

REIT  Real Estate Investment Trust

TruPS  Trust Preferred Securities

Note: Percentages indicated are based on the net assets of the Fund.

†  Represents shares.

a  Variable rate. Rate shown is in effect at June 30, 2017.

b  Perpetual security. Perpetual securities pay an indefinite stream of interest, but they may be called earlier by the issuer.

c  Resale is restricted to qualified institutional investors. Aggregate holdings amounting to $1,842,479 or 0.5% of the net assets of the Fund, of which 0.0% are illiquid.

d  Rate quoted represents the annualized seven-day yield of the fund.

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2017 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$260,102,242)	$350,759,917
Cash	847,424
Foreign currency, at value (Identified cost—$608)	652
Receivable for:
Dividends and interest	1,608,045
Investment securities sold	49,121
Other assets	16,015
Total Assets	353,281,174
LIABILITIES:
Payable for:
Investment advisory fees	204,087
Dividends declared	78,520
Administration fees	11,662
Directors' fees	208
Other liabilities	101,169
Total Liabilities	395,646
NET ASSETS	$352,885,528
NET ASSETS consist of:
Paid-in capital	$261,061,781
Dividends in excess of net investment income	(7,803,041)
Accumulated undistributed net realized gain	8,969,069
Net unrealized appreciation	90,657,719
$352,885,528
NET ASSET VALUE PER SHARE:
($352,885,528 ÷ 26,135,469 shares outstanding)	$13.50
MARKET PRICE PER SHARE	$12.58
MARKET PRICE PREMIUM (DISCOUNT) TO NET ASSET VALUE PER SHARE	(6.81)%

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2017 (Unaudited)

Investment Income:
Dividend income	$4,897,407
Interest income	329,548
Total Investment Income	5,226,955
Expenses:
Investment advisory fees	1,218,703
Shareholder reporting expenses	100,470
Administration fees	98,939
Professional fees	44,491
Directors' fees and expenses	13,877
Transfer agent fees and expenses	13,721
Custodian fees and expenses	9,709
Miscellaneous	22,664
Total Expenses	1,522,574
Net Investment Income (Loss)	3,704,381
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	7,454,600
Foreign currency transactions	(182)
Net realized gain (loss)	7,454,418
Net change in unrealized appreciation (depreciation) on:
Investments	5,375,357
Foreign currency translations	234
Net change in unrealized appreciation (depreciation)	5,375,591
Net Realized and Unrealized Gain (Loss)	12,830,009
Net Increase (Decrease) in Net Assets Resulting from Operations	$16,534,390

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2017	For the Year Ended December 31, 2016
Change in Net Assets:
From Operations:
Net investment income (loss)	$3,704,381	$8,593,316
Net realized gain (loss)	7,454,418	16,471,811
Net change in unrealized appreciation (depreciation)	5,375,591	(6,618,742)
Net increase (decrease) in net assets resulting from operations	16,534,390	18,446,385
Dividends and Distributions to Shareholders from:
Net investment income	(12,545,025)	(8,524,021)
Net realized gain	—	(16,566,029)
Total dividends and distributions to shareholders	(12,545,025)	(25,090,050)
Total increase (decrease) in net assets	3,989,365	(6,643,665)
Net Assets:
Beginning of period	348,896,163	355,539,828
End of period[a]	$352,885,528	$348,896,163

a  Includes dividends in excess of net investment income and accumulated undistributed net investment income of $7,803,041 and $1,037,603, respectively.

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six Months Ended	For the Year Ended December 31,
Per Share Operating Performance:	June 30, 2017	2016	2015	2014	2013	2012
Net asset value, beginning of period	$13.35	$13.60	$14.15	$12.23	$12.98	$12.30
Income (loss) from investment operations:
Net investment income (loss)	0.14 [a]	0.33 [a]	0.28 [a]	0.28 [a]	0.28 [a]	0.27
Net realized and unrealized gain (loss)	0.49	0.38	0.48	2.94	0.12	1.82
Total from investment operations	0.63	0.71	0.76	3.22	0.40	2.09
Less dividends and distributions to shareholders from:
Net investment income	(0.48)	(0.33)	(0.28)	(0.25)	(0.28)	(0.26)
Net realized gain	—	(0.63)	(1.03)	(1.05)	(0.87)	(1.15)
Total dividends and distributions to shareholders	(0.48)	(0.96)	(1.31)	(1.30)	(1.15)	(1.41)
Anti-dilutive effect from the issuance of reinvested shares	—	—	—	—	0.00 [b]	0.00 [b]
Net increase (decrease) in net asset value	0.15	(0.25)	(0.55)	1.92	(0.75)	0.68
Net asset value, end of period	$13.50	$13.35	$13.60	$14.15	$12.23	$12.98
Market value, end of period	$12.58	$12.10	$12.60	$13.20	$11.99	$14.72
Total net asset value return[c]	5.02%[e]	5.61%	6.55%	27.90%	3.00%[d]	16.66%[d]
Total market value return[c]	7.98%[e]	3.32%	5.82%	21.70%	–11.03%	36.74%

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six Months Ended	For the Year Ended December 31,
Ratios/Supplemental Data:	June 30, 2017	2016	2015	2014	2013	2012
Net assets, end of period (in millions)	$352.9	$348.9	$355.5	$369.8	$117.3	$124.1
Ratio of expenses to average daily net assets	0.87%[f]	0.85%	0.85%	0.94%[g]	0.94%	0.95%
Ratio of net investment income (loss) to average daily net assets	2.13%[f]	2.39%	2.04%	2.05%[g]	2.06%	1.96%
Portfolio turnover rate	19%[e]	36%	14%	41%	53%	65%

a  Calculation based on average shares outstanding.

b  Amount is less than $0.005.

c  Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund's market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

d  Does not reflect adjustments in accordance with accounting principles generally accepted in the United States of America. The net asset value for financial reporting purposes and the returns based upon those net asset values differ from the net asset value and returns reported on December 31, 2012.

e  Not annualized.

f  Annualized.

g  Includes non-recurring merger related expenses. Without these expenses, the ratio of expenses to average daily net assets would have been 0.88% and the ratio of net investment income to average daily net assets would have been 2.11%.

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Total Return Realty Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on September 4, 1992 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, closed-end management investment company. The Fund's investment objective is high total return.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the NYSE are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing source or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The inputs or methodology used for valuing securities may or may not be an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. There were no transfers between Level 1 and Level 2 securities as of June 30, 2017.

The following is a summary of the inputs used as of June 30, 2017 in valuing the Fund's investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock	$284,120,805	$284,120,805	$—	$—
Preferred Securities— $25 Par Value	53,445,296	53,445,296	—	—
Preferred Securities— Capital Securities	10,893,816	—	10,893,816	—
Short-Term Investments	2,300,000	—	2,300,000	—
Total Investments[a]	$350,759,917	$337,566,101	$13,193,816	$—

a  Portfolio holdings are disclosed individually on the Schedule of Investments.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from REITs are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts.

Options: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments to enhance portfolio returns and reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

At June 30, 2017, the Fund did not have any option contracts outstanding.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency exchange contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared quarterly and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

accordance with the Fund's Reinvestment Plan, unless the shareholder has elected to have them paid in cash.

This Fund has a managed distribution policy in accordance with exemptive relief issued by the SEC. The Plan gives the Fund greater flexibility to realize long-term capital gains throughout the year and to distribute those gains on a more regular basis to shareholders. Therefore, regular monthly distributions throughout the year may include a portion of estimated realized long-term capital gains, along with net investment income, short-term capital gains and return of capital, which is not taxable. In accordance with the Plan, the Fund is required to adhere to certain conditions in order to distribute long-term capital gains during the year.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2017, the investment advisor considers it likely that a significant portion of the dividends will be reclassified to distributions from net realized gain upon the final determination of the Fund's taxable income after December 31, 2017, the Fund's fiscal year end.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund's tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2017, no additional provisions for income tax are required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory Fees, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: The investment advisor serves as the Fund's investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.70% of the average daily net assets of the Fund.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

receives a fee, accrued daily and paid monthly, at the annual rate of 0.04% of the average daily net assets of the Fund. For the six months ended June 30, 2017, the Fund incurred $69,640 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers, and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $2,067 for the six months ended June 30, 2017.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2017, totaled $67,453,414 and $67,756,739, respectively.

Note 4. Income Tax Information

As of June 30, 2017, the federal tax cost and net unrealized appreciation (depreciation) in value of securities held were as follows:

Cost for federal income tax purposes	$260,102,242
Gross unrealized appreciation	$92,645,277
Gross unrealized depreciation	(1,987,602)
Net unrealized appreciation (depreciation)	$90,657,675

Note 5. Capital Stock

The Fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

During the six months ended June 30, 2017 and the year ended December 31, 2016, the Fund did not issue shares of common stock for the reinvestment of dividends.

On December 6, 2016, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management's discretion and subject to market conditions and investment considerations, of up to 10% of the Fund's common shares outstanding (Shares Repurchase Program) from January 1, 2017, through the fiscal year ended December 31, 2017.

During the six months ended June 30, 2017 and the year ended December 31, 2016, the Fund did not effect any repurchases.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 6. Other Risks

Common Stock Risk: While common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stock has also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Fund. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Fund.

Real Estate Market Risk: Since the Fund concentrates its assets in companies engaged in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Risks of investing in real estate securities include falling property values due to increasing vacancies, declining rents resulting from economic, legal, tax, political or technological developments, lack of liquidity, limited diversification, and sensitivity to certain economic factors such as interest-rate changes and market recessions. Real estate company prices also may drop because of the failure of borrowers to pay their loans and poor management, and residential developers, in particular, could be negatively impacted by falling home prices, slower mortgage origination and rising construction costs. The risks of investing in REITs are similar to those associated with direct investments in real estate securities.

REIT Risk: In addition to the risks of securities linked to the real estate industry, REITs are subject to certain other risks related to their structure and focus. REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to (i) qualify for pass-through of income under applicable tax law, or (ii) maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Small- and Medium-Sized Companies Risk: Real estate companies in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company's stock price than is the case for a larger company. Further, smaller company stocks may perform differently in different cycles than larger company stocks. Accordingly, real estate company shares can, and at times will, perform differently than large company stocks.

Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company's capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

Options Risk: Gains on options transactions depend on the investment advisor's ability to predict correctly the direction of stock prices, indexes, interest rates, and other economic factors, and unanticipated changes may cause poorer overall performance for the Fund than if it had not engaged in such transactions. A rise in the value of the security or index underlying a call option written by the Fund exposes the Fund to possible loss or loss of opportunity to realize appreciation in the value of any portfolio securities underlying or otherwise related to the call option. By writing a put option, the Fund assumes the risk of a decline in the underlying security or index. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position, and for certain options not traded on an exchange no market usually exists. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or an options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange.

Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, that Fund may experience losses in some cases as a result of such inability, may not be able to close its position and, in such an event would be unable to control its losses.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The SEC proposed rules governing the use of derivatives by registered investment companies, the Department of Labor's (DOL) final rule on conflicts of interest on fiduciary investment advice, as well as the SEC's final rules and amendments to modernize the reporting and disclosure (Modernization) could, among other things, restrict and/or increase the cost of the Fund's ability to engage in transactions and/or increase overall expenses of the Fund. In addition, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of options and futures trading in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions, new or more stringent daily price fluctuation limits for futures and options transactions, and increased margin requirements for various types of futures transactions. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect the instruments in which the Fund invests and its ability to execute its investment strategy.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 7. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 8. New Accounting Guidance

In October 2016, the SEC adopted new rules and amended existing rules (together, the "final rules") intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is for periods ending after August 1, 2017.

The adoption will have no effect on the Fund's net assets or results of operations.

Note 9. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2017 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

PROXY RESULTS (Unaudited)

Cohen & Steers Total Return Realty Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 27, 2017. The description of each proposal and number of shares voted are as follows:

Common Shares	Shares Voted For	Authority Withheld
To elect Directors:
Michael G. Clark	22,851,833.695	700,814.583
Bonnie Cohen	22,794,470.023	758,178.255
Dean Junkans	22,808,802.602	743,845.676
Richard E. Kroon	22,703,456.344	849,191.934

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(Periods ended June 30, 2017) (Unaudited)

Based on Net Asset Value				Based on Market Value
One Year	Five Years	Ten Years	Since Inception (9/27/93)	One Year	Five Years	Ten Years	Since Inception (9/27/93)
0.94%	9.85%	7.37%	10.14%	–2.98%	8.70%	6.99%	9.48%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan.

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's (the SEC) website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's investment company taxable income and net realized gains are a return of capital distributed from the Fund's assets. To the extent this occurs, the Fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Notice is hereby given in accordance with Rule 23c-1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

Implementation of Asset Allocation Strategy Group

The Asset Allocation Strategy Group (ASG) aggregates economic outlook, risk and relative value to develop views across asset classes and makes recommendations on allocations among the asset classes. The portfolio managers of the Fund oversee the implementation of the ASG's asset allocation recommendations to the best degree possible. In consideration of the portfolio objectives and constraints, the portfolio managers have discretion to adjust the ASG's recommended allocations. Each portfolio manager on the team then directs and supervises allocation decisions for their respective asset class, and leads and guides the other members of their investment team.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment advisory agreement (the Advisory Agreement), or interested persons of any such party (Independent Directors), has the responsibility under the 1940 Act to approve the Fund's Advisory Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. At a meeting of the Independent Directors held on June 6, 2017 and at a meeting of the full Board of Directors held in person on June 13, 2017, the Advisory Agreement was discussed and was unanimously continued for a term ending June 30, 2018 by the Fund's Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meetings and executive sessions.

In considering whether to continue the Advisory Agreement, the Board of Directors reviewed materials provided by an independent data provider, which included, among other things, fee, expense and performance information compared to peer funds (Peer Funds) and performance comparisons to a larger category universe; summary information prepared by the Fund's investment advisor (the Investment Advisor); and a memorandum from Fund counsel outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment advisory personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Advisor throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund's objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Advisor: The Board of Directors reviewed the services that the Investment Advisor provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, and generally managing the Fund's investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Advisor to its other funds and accounts, including those that have investment objectives and strategies similar to that of the Fund. The Board of Directors also considered the education, background and experience of the Investment Advisor's personnel, particularly noting the potential

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

benefit that the portfolio managers' work experience and favorable reputation can have on the Fund. The Board of Directors further noted the Investment Advisor's ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Advisor, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Advisor are satisfactory and appropriate.

(ii) Investment performance of the Fund and the Investment Advisor: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant blended benchmark. The Board of Directors noted that the Fund outperformed the Peer Funds' medians for the three-, five- and ten-year periods ended March 31, 2017, ranking two out of five funds, two out of four funds and one out of four funds, respectively. The Fund underperformed the peer group median for the one-year period ended March 31, 2017, ranking five out of five funds. The Board of Directors also noted that the Fund outperformed the blended benchmark for the five- and ten-year periods, slightly underperformed the blended benchmark for the three-year period and underperformed the blended benchmark for the one-year period ended March 31, 2017. The Board of Directors engaged in discussions with the Investment Advisor regarding the contributors to and detractors from the Fund's performance during the periods. The Board of Directors also considered supplemental information provided by the Investment Advisor, including a narrative summary of various factors affecting performance, and the Investment Advisor's performance in managing other real estate funds. The Board of Directors determined that Fund performance, in light of all the considerations noted above, supported the continuation of the Advisory Agreement.

(iii) Cost of the services to be provided and profits to be realized by the Investment Advisor from the relationship with the Fund: Next, the Board of Directors considered the actual management fee paid by the Fund, as well as the total expense ratio. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors considered the Fund's actual management fee and total expense ratio compared to the Peer Funds' medians, noting that the Fund ranked first out of five funds. In light of the considerations above, the Board of Directors concluded that the Fund's current expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Advisor of its relationship with the Fund. The Board of Directors considered the level of the Investment Advisor's profits and whether the profits were reasonable for the Investment Advisor. The Board of Directors took into consideration other benefits to be derived by the Investment Advisor in connection with the Advisory Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Advisor receives by allocating the Fund's brokerage transactions. The Board of Directors further considered that the Investment Advisor continues to reinvest profits back in the business, including upgrading and/or implementing new trading, compliance and accounting systems, and by adding investment personnel to the portfolio management teams. The Board of Directors also considered the administrative services provided by the Investment Advisor and the associated administration fee paid to the Investment Advisor for such services under the Administration Agreement. The Board of Directors determined that the services received under the Administration Agreement are beneficial to the Fund. Some of these services include compliance, accounting and operational services, oversight of third party service

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

providers, supervising compliance by the Fund with regulatory requirements, furnishing office space and facilities for the Fund, and providing persons satisfactory to the Board of Directors to serve as officers of the Fund. The Board of Directors concluded that the profits realized by the Investment Advisor from its relationship with the Fund were reasonable and consistent with the Investment Advisor's fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board of Directors determined that, given the Fund's closed-end structure, there were not significant economies of scale that were not being shared with shareholders. In considering economies of scale, the Board of Directors also noted, as discussed above in (iii), that the Investment Advisor continues to reinvest profits back in the business.

(v) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Advisory Agreement to those under other investment management contracts of other investment advisors managing Peer Funds. The Board of Directors also compared the services rendered, fees paid and profitability under the Advisory Agreement to those under the Investment Advisor's other fund management agreements and advisory contracts with institutional and other clients with similar investment mandates. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Advisor in developing and managing the Fund that the Investment Advisor does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board of Directors determined that on a comparative basis the fees under the Advisory Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Advisory Agreement.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800.330.7348

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan, LLC, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRSX

COHEN & STEERS REAL ESTATE SECURITIES FUND

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS
ACTIVE COMMODITIES STRATEGY FUND

  •  Designed for investors seeking total return, investing primarily in a diversified portfolio of exchange-traded commodity future contracts and other commodity-related derivative instruments

  •  Symbols: CDFAX, CDFCX, CDFIX, CDFRX, CDFZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS
MLP & ENERGY OPPORTUNITY FUND

  •  Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

  •  Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS
LOW DURATION PREFERRED AND INCOME FUND

  •  Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

  •  Symbols: LPXAX, LPXCX, LPXIX, LPXRX, LPXZX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

  •  Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of global real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of U.S. real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Joseph M. Harvey
Director and Vice President

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Dean Junkans
Director

Richard E. Kroon
Director

Gerald J. Maginnis
Director

Jane F. Magpiong
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and Chief Executive Officer

William F. Scapell
Vice President

Thomas N. Bohjalian
Vice President

Yigal D. Jhirad
Vice President

Jason Yablon
Vice President

Francis C. Poli
Assistant Secretary

James Giallanza
Chief Financial Officer

Albert Laskaj
Treasurer

Lisa D. Phelan
Chief Compliance Officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-Administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Computershare
480 Washington Boulevard
Jersey City, NJ 07310
(866) 227-0757

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

New York Stock Exchange Symbol: RFI

Website: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represents past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

TOTAL RETURN REALTY FUND

280 PARK AVENUE

NEW YORK, NY 10017

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RFISAR

Semiannual Report June 30, 2017

Cohen & Steers Total Return Realty Fund

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

(c) Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions pursuant to the Registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: September 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Chief Financial Officer
(Principal Financial Officer)

Date:  September 7, 2017